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                                                                 EXHIBIT 10.3.14


                          LICENSE AMENDMENT AGREEMENT


            THIS LICENSE AMENDMENT AGREEMENT (this "Amendment"), dated as of November 17, 1995, is made among Komag, Incorporated, a Delaware corporation ("Komag"), Komag Material Technology, Inc., a Delaware corporation ("KMT"), and Kobe Steel, Ltd., a Japanese company ("Kobe").

            WHEREAS, Komag, KMT and Kobe are parties to a Joint Development and Cross-License Agreement dated as of March 10, 1989 (the "License Agreement");

            WHEREAS, the term of such License Agreement has expired and the parties hereto wish to reinstate (on the terms and conditions set forth therein as originally executed except as modified hereby) and extend the term of such License Agreement; and

            WHEREAS, Komag and Kobe Steel USA Holdings, Inc. are parties to a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") and it is a condition precedent to the effectiveness of such Stock Purchase Agreement that the parties hereto execute and deliver this Amendment.

            NOW, THEREFORE, subject to the terms and conditions hereof, the parties hereto agree as follows:

            1       Definitions; Reinstatement of License Agreement.  Terms
Defined in License Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the License Agreement.

            2       Amendments to the License Agreement.

            (a) Amendments. The License Agreement shall be restated and amended as follows, effective as of the date of the occurrence of the Closing, as defined in the Stock Purchase Agreement.

                  (i) Article I of the License Agreement is hereby amended by adding in the following new Sections:

                  "Section 1.4 A  "Inventing Party" shall mean a party to this
            Agreement which employs one or more inventors as that term is used before the U.S. Patent and Trademark Office, which inventor or inventors contribute or contributes to the invention of a certain Joint Invention."

                  "Section 1.4 B  "Joint Inventions" shall mean all
            discoveries, improvements and inventions, conceived or first reduced to practice pursuant hereto, as those terms are used before the U.S. Patent and Trademark Office which are jointly made by one or more Inventing Parties."

                  (ii) Sections 2.1, 2.2 and 2.3 of the License Agreement are hereby amended by deleting the phrase "or other products incorporating Disk Substrates" appearing therein.



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                  (iii)            Section 4.5 of the License Agreement is
hereby amended by deleting such Section 4.5 in its entirety and by inserting in lieu thereof the following new Section 4.5:

                  "4.5 Joint Property.  Joint Inventions shall be jointly owned by the Inventing Parties, each Inventing Party having an equal and undivided interest therein, subject to the limitations on sublicensing set forth in Section 2.4 above as if such Joint Inventions were held subject to licenses hereunder. In such event, the Inventing Parties shall all determine whether a patent application or applications shall be filed on such Joint Inventions, the Inventing Party which will prepare and file such application or applications, and the country or countries in which the same are to be filed. The patent expenses incurred shall be divided equally among the Inventing Parties. If the Inventing Parties are not able to all agree to file an application or applications on a Joint Invention, any one of the Inventing Parties may elect to assume such expenses (the "Electing Party"). The Electing Party shall control the preparation and prosecution of any such applications and all rights in any patents granted thereon shall belong exclusively to the Electing Party. Any Inventing Party declining to bear its share of the expenses of prosecuting or maintaining patents covering a Joint Invention (the "Declining Party") agrees to execute any and all forms, assignments or other documents to effect the foregoing; provided, however, that the Declining Party shall automatically have a worldwide, non-exclusive, royalty-free perpetual license under any patent or patents which may be granted with respect to any such Joint Invention; provided further, however, that such Declining Party shall not have the right to assign, sublicense or otherwise transfer the patent or patents, except to an Affiliate. The administration of any licensing of Joint Inventions shall be determined when the circumstances arise. Neither Kobe nor KOMAG may, without the prior written consent of the other (which consent may be withheld for any reason in its sole and absolute discretion), assign or otherwise transfer its interest in any Joint Invention except pursuant to Section 8.14 below."

                  (iv) Section 5.1 of the License Agreement is hereby amended by deleting such Section 5.1 in its entirety and by inserting in lieu thereof the following new Section 5.1:

                  "5.1 Term.  This Agreement shall become effective on December
            28, 1995 and shall remain in full force and effect for two (2) years unless earlier terminated pursuant to Sections 5.2 or 5.3; provided, that such term shall be automatically renewed for subsequent two (2) year periods (subject to the effect of Sections
            5.2 and 5.3) unless a written objection of any party hereto is received by the other parties hereto prior to the end of the then current term, in which case this Agreement will expire at the end of such then current term."

                  (v) Section 7.2 of the License Agreement is hereby amended by adding the following new clause (c):

                  "(c)  Notwithstanding anything to the contrary in Section
            7.2, any Proprietary Information shall no longer be deemed to be "confidential" or "proprietary" for purposes of this Agreement five
            (5) years after the date such Proprietary Information is disclosed by any party to any other party hereto."

                  (vi) Section 7.3(a) of the License Agreement is hereby amended by adding ", California" after the occurrence of "Palo Alto" therein.



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                  (vii)      Section 8.1 of the License Agreement is hereby
amended by (a) deleting "Richard C. Spalding" and by inserting in lieu thereof "Andrew B. Koslow" and (b) deleting all text relating to Graham & James and by inserting in lieu thereof the following new text:

                             "Graham & James
                             One Maritime Plaza
                             Suite 300
                             San Francisco, CA  94111
                             Attention:  Michael R. Moyle, Esq.
                             Facsimile:  (415) 391-2493"

                  (viii) Section 8.14(a) of the License Agreement is hereby amended by adding the phrase "and except as to those rights specified in Sections 4.2, 4.3 and 4.4" after the word "below" in the second line thereof.

            (b) Amendment to Table of Contents. The Table of Contents of the License Agreement shall be amended to the extent necessary to reflect the amendments to the License Agreement made in subsection (a).

            (c) References Within License Agreement. Each reference in the License Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the License Agreement as amended by this Amendment.

            3  Miscellaneous.

            (a) License Agreement Otherwise Not Affected. Except as expressly reinstated and amended pursuant hereto, the License Agreement shall remain unchanged and in full force and effect. Without limitation, the provisions of Sections 8.4, 8.5, 8.6, 8.10 and 8.14 of the License Agreement shall be deemed to be applicable to this Amendment.

            (b) Complete Agreement; Amendments. This Amendment, together with the License Agreement, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of the License Agreement.

            (c) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

            (d) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            (e) Interpretation. This Amendment is the result of negotiations among the parties hereto, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against a particular party merely because of such party's involvement in the preparation thereof.



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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.


                                        KOMAG, INCORPORATED


                                        By
                                           -------------------------------------
                                           Title:



                                        KOMAG MATERIAL TECHNOLOGY, INC.



                                        By
                                           -------------------------------------
                                           Title:



                                        KOBE STEEL, LTD.



                                        By
                                           -------------------------------------
                                           Title:





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